Exhibit 99.2

$1.65 Billion
Outstanding Senior Notes

KB HOME

CONSENT SOLICITATION STATEMENT

Solicitation of Consents Relating to the Amendment of
the Indenture and Waiver with Respect to the Senior Notes

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 7, 2006, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “CONSENT DEADLINE”).

Subject to the terms and conditions set forth in this Consent Solicitation Statement (as may be amended or supplemented, the “Consent Solicitation Statement”) and the accompanying Letter of Consent (the “Letter of Consent”), KB Home, a Delaware corporation (“KB Home”, “we”, “us” or “our”), is hereby soliciting the consent (each such solicitation being referred to respectively herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of each of our (i) 5 3/4% Senior Notes due 2014 (CUSIP No. 48666KAH2) (the “5 3/4% Notes”), (ii) 6 3/8% Senior Notes due 2011 (CUSIP No. 48666KAK5) (the “6 3/8% Notes”), (iii) 5 7/8% Senior Notes due 2015 (CUSIP No. 48666KAL3) (the “5 7/8% Notes”), (iv) 6 1/4% Senior Notes due 2015 (CUSIP No. 48666KAM1) (the “6 1/4% Notes”), and (v) 7 1/4% Senior Notes due 2018 (CUSIP No. 48666KAN9) (the “7 1/4% Notes” and together with the 5 3/4% Notes, the 6 3/8% Notes, the 5 7/8% Notes, and the 6 1/4% Notes, the “Notes”).

We have established, pursuant to the Indenture dated as of January 28, 2004 (the “Original Indenture”), among KB Home, as issuer, the guarantors party thereto, and SunTrust Bank, as trustee (in such capacity, the “Trustee”), (i) by the First Supplemental Indenture thereto, dated as of January 28, 2004 (the “First Supplemental Indenture”), the form and terms of the 5 3/4% Notes, (ii) by the Second Supplemental Indenture thereto, dated as of June 30, 2004 (the “Second Supplemental Indenture”), the form and terms of the 6 3/8% Notes, (iii) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of December 15, 2004, the form and terms of the 5 7/8% Notes, (iv) by Officers’ Certificates and Guarantors’ Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of the 6 1/4% Notes, and (v) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of April 3, 2006, the form and terms of the 7 1/4% Notes. The Original Indenture, as amended and supplemented, is referred to herein as the “Indenture.”

The purpose of the Consent Solicitation is to obtain from the Holders approval to amend the Indenture to suspend through and including February 23, 2007 the occurrence of any default or Event of Default (as such term is defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of KB Home’s Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home, and a waiver of all defaults caused by the matters described in (i) through (iii) above prior to the Effective Date of the Proposed Amendment (collectively, the “Proposed Amendment and Waiver”). For a more detailed description of the purpose of the Consent Solicitation and a more detailed description of the Proposed Amendment and Waiver, see “Purpose and Background of the Consent Solicitation,” and “Proposed Amendment and Waiver,” below.

The Joint Solicitation Agents for the Consent Solicitation are:

BANC OF AMERICA SECURITIES LLC	CITIGROUP

October 25, 2006

Holders are requested to read and consider carefully the information contained in this Consent Solicitation Statement and the related Letter of Consent and to give their consent to the Proposed Amendment and Waiver by properly completing and executing the accompanying Letter of Consent in accordance with the instructions set forth herein and therein.

Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

The Proposed Amendment and Waiver shall become effective for each series of the Notes (an “Effective Date”) promptly following (i) execution of one or more supplemental indentures (a “Supplemental Indenture”) to the Indenture, as determined by KB Home in its sole discretion, (ii) receipt of valid and unrevoked consents from Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected by such Supplemental Indenture (the “Requisite Consents”), and (iii) payment of the applicable Consent Fee (as defined below). Also, at the option of KB Home, the Proposed Amendment and Waiver may become effective (also an “Effective Date”) with respect to any one series of Notes without regard to the effectiveness of the Proposed Amendment and Waiver with respect to any other series of Notes promptly following (i) execution of a Supplemental Indenture applicable to such series, (ii) receipt of valid and unrevoked consents from Consenting Holders representing, with respect to a particular series of Notes, a majority in aggregate principal amount of the outstanding Notes of such series affected by such Supplemental Indenture (with respect to the effectiveness of the Proposed Amendment and Waiver for any one series of Notes, also the “Requisite Consent”), and (iii) payment of the Consent Fee to the Consenting Holders of such series.

Notwithstanding the foregoing, KB Home reserves the right to withdraw the Consent Solicitation for any one or more series of Notes for any reason prior to the Effective Date.

Subject to the terms of this Consent Solicitation Statement and the related Letter of Consent, if the Proposed Amendment and Waiver become effective for any series of Notes, KB Home will pay each Consenting Holder (directly or through an agent) for such series of Notes whose properly executed Letters of Consent are received by the Tabulation Agent (defined below) on or prior to the Consent Deadline a fee, on or prior to the effective date applicable to such series of Notes, equal to $7.50 in cash for each $1,000 in principal amount of the respective Notes for which a Consenting Holder consents (the “Consent Fee”).

The Notes subject to this Consent Solicitation are as follows:

CUSIP No.	Description of Notes

48666KAK5	$350,000,000 6 3/8% Senior Notes due 2011
48666KAH2	$250,000,000 5 3/4% Senior Notes due 2014
48666KAL3	$300,000,000 5 7/8% Senior Notes due 2015
48666KAM1	$450,000,000 6 1/4% Senior Notes due 2015
48666KAN9	$300,000,000 7 1/4% Senior Notes due 2018

Only Consenting Holders of a series of Notes whose properly executed Letters of Consent with respect to such Holders’ Notes are received by the Tabulation Agent (defined below) prior to the Consent Deadline will be entitled to receive the applicable Consent Fee in the event the Proposed Amendment and Waiver becomes effective with respect to such series of Notes. All other Holders of such series of Notes, and their transferees, will not be entitled to receive the Consent Fee, but will be bound by the Proposed Amendment and Waiver as of the Effective Date for such series of Notes.

No Consent Fee will be paid for a particular series of Notes if the Requisite Consents are not received for such particular series of Notes, if the Consent Solicitation is withdrawn for such particular series of Notes for any reason or if the Proposed Amendment and Waiver does not otherwise become effective for such particular series of Notes for any reason.

In this Consent Solicitation Statement, the term “Record Date” means 5:00 p.m., New York City time, on October 24, 2006, and the term “Holder” means each person shown on the records of the securities registrar for the respective series of Notes as a registered holder on the Record Date.

Only Holders are eligible to consent to the Proposed Amendment and Waiver. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to execute and deliver a Letter of Consent on behalf of such beneficial owner. As of the date of this Consent Solicitation Statement, the only

Holder of the Notes is Cede & Co., as nominee for The Depository Trust Company (“DTC”). For purposes of the Consent Solicitation, DTC has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

The transfer of Notes after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Notes to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent has been satisfied. In addition, a transferee of Notes after the Record Date for which a consent has not been given may only consent by proxy given by the Record Date Holder.

Holders who wish to consent must deliver their properly completed and executed Letters of Consent to the Tabulation Agent as set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Letters of Consent should not be delivered to KB Home or the Trustee. However, KB Home reserves the right to accept any Letter of Consent received by KB Home or the Trustee. Under no circumstances should any person tender or deliver Notes to KB Home, the Tabulation Agent, the Solicitation Agents (defined below), the Trustee or any other party at any time.

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Letter of Consent, and, if given or made, such information or representations must not be relied upon as having been authorized by KB Home, the Tabulation Agent, the Solicitation Agents, the Trustee or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

Unless you are a Holder, please handle this matter through your nominee bank or broker through which you hold an interest in the Notes. Questions concerning the terms of the Consent Solicitation should be directed to either the Solicitation Agents or the Tabulation Agent at the address or telephone numbers set forth on the back cover page hereof. Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent or other related documents should be directed to the Tabulation Agent at the address or telephone number set forth on the back cover page hereof.

KB HOME

Building homes for nearly half a century, KB Home is one of America’s premier homebuilders with domestic operating divisions in the following regions and states: West Coast — California; Southwest — Arizona, Nevada and New Mexico; Central — Colorado, Illinois, Indiana, Louisiana and Texas; and Southeast — Florida, Georgia, Maryland, North Carolina, South Carolina and Virginia. Kaufman & Broad S.A., the Company’s publicly-traded French subsidiary, is one of the leading homebuilders in France. In fiscal 2005, the Company delivered homes to 37,140 families in the United States and France. KB Home also offers complete mortgage services through Countrywide KB Home Loans, a joint venture with Countrywide Financial Corporation. Founded in 1957, and ranked the #1 homebuilder in Fortune Magazine’s 2006 list of America’s Most Admired Companies, KB Home is a Fortune 500 company listed on the New York Stock Exchange under the ticker symbol “KBH.”

PURPOSE AND BACKGROUND OF THE CONSENT SOLICITATION

Purpose

The purpose of the Consent Solicitation is to obtain from the Holders approval to amend the Indenture to suspend through and including February 23, 2007 the occurrence of any default or Event of Default (as such term is defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of KB Home’s Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home, and a waiver of all defaults caused by the matters described in (i) through (iii) above prior to the Effective Date of the Proposed Amendment (collectively, the “Proposed Amendment and Waiver”).

Background

We have delayed filing our Quarterly Report on Form 10-Q for our fiscal third quarter ended August 31, 2006 (the “Third Quarter 10-Q”) in order to allow us additional time to complete the review of our historical stock option grants and related accounting as discussed below.

As we announced on August 24, 2006, members of the Audit and Compliance Committee of the KB Home Board of Directors (the “Sub-Committee”), in conjunction with outside legal counsel and accountants, are conducting an internal review of our stock option grants. Although the internal review has not been concluded and no final conclusions have been reached, the Sub-Committee has reached a preliminary conclusion that the actual measurement dates for financial accounting purposes of certain stock option grants likely differ from the recorded grant dates. As a result, additional non-cash charges for stock based compensation relating to these grants may need to be recorded. Because the review is not yet complete, we have not yet determined the aggregate amount or the materiality of additional non-cash charges for such expense to be recorded in any specific prior period or in any future period. We have also not yet determined the impact of any related tax consequences. Accordingly, on October 10, 2006, we filed a Form 12b-25 (the “Form 12b-25”) with the SEC announcing that we would not be able to file our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2006 until conclusions are reached regarding the impact of the stock option review on our financial statements. We also reported that the delayed filing of the Third Quarter 10-Q and the unavailability of third quarter financial statements could result in a default under the indentures governing our senior and senior subordinated notes and our credit agreements.

On October 18, 2006, we entered into an amendment to each of our two credit agreements (i) extending the time period for delivering our financial statements for the fiscal quarter ended August 31, 2006 and the related compliance certificate as required by each of those agreements, and (ii) providing that our inability to file the Third Quarter 10-Q when due for the reasons described in the Form 12b-25 will not constitute a default or event of default, and actions taken to declare a default under other indebtedness, including the Notes, for such failure to file the Third Quarter 10-Q will not constitute a material adverse effect if cured before holders of such indebtedness have a right of acceleration.

On October 18, 2006, we received a letter purporting to be a notice of default under the Indenture related to the 6 1/4% Notes. The letter asserts that we are in default under the Indenture because of the delay in filing our Third Quarter 10-Q with the SEC. We have notified the senders of this letter, and the Trustee, that the letter does not satisfy the Indenture requirements for a notice of default, in part because the letter fails to take into account the 15 day period following the SEC filing date as specified in the reporting covenant at issue.

In the event the above-mentioned letter is not invalid, or if a subsequent valid notice of default for the delayed 10-Q filing is delivered to us under the Indenture for any series of the Notes or under any indenture governing our senior subordinated notes, and we fail to cure the default within the 60 days after notice is given, the default could become an “event of default” under the applicable indenture, allowing the Trustee or the holders of at least 25% in aggregate outstanding principal amount of such series of notes to accelerate the maturity of such series of notes. In addition, if we do not deliver our financial statements for the fiscal quarter ended August 31, 2006 within the extended time period allowed by the amended credit agreements, or if we receive a valid notice of default for any series of Notes or any of our senior subordinated notes, the banks under our credit agreements could accelerate outstanding amounts under those agreements. We believe the earliest a valid notice of default could be given under the Indenture or under the indenture governing our senior subordinated notes is after the failure to deliver the Third Quarter 10-Q to the Trustee on October 25, 2006, which would allow the earliest “event of default” to arise after December 24, 2006.

Although there can be no assurance that we will meet this schedule, we intend to file the Third Quarter 10-Q and to provide copies of that report (including its third quarter financial statements) to the trustee under our Indenture and the indenture for our senior subordinated notes and to the banks under our credit agreements on or before December 24, 2006, which would be in time to cure any default that might have been declared under any of our indentures as a result of the delayed filing of the Third Quarter 10-Q.

THE PROPOSED AMENDMENT AND WAIVER

We are soliciting from the Holders approval to amend the Indenture to suspend through and including February 23, 2007 the occurrence of any default or Event of Default (as such term is defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of our Form 12b-25 filed with the

SEC on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to us ((i), (ii) and (iii) collectively, the “Solicitation Matters”).

The Letter of Consent also includes a waiver of all defaults caused by the Solicitation Matters, in each case arising prior to the Effective Date (the “Waived Defaults”). Section 513 of the Indenture provides that a past default and its consequences may be waived by Holders of not less than a majority in aggregate principal amount of the outstanding Notes of any series. If the Requisite Consent is obtained, the Waived Defaults with respect to the Notes will cease to exist, and any default under the Indenture with respect to the Notes as a result of such defaults occurring on or prior to the Effective Date will be deemed to have been cured for all purposes of the Indenture.

THE CONSENT SOLICITATION

Overview

The Proposed Amendment and Waiver shall become effective for each series of the Notes (an “Effective Date”) promptly following (i) execution of one or more supplemental indentures (a “Supplemental Indenture”) to the Indenture, as determined by KB Home in its sole discretion, (ii) receipt of valid and unrevoked consents from Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected by such Supplemental Indenture (the “Requisite Consents”), and (iii) payment of the applicable Consent Fee. Also, at the option of KB Home, the Proposed Amendment and Waiver may become effective (also an “Effective Date”) with respect to any one series of Notes without regard to the effectiveness of the Proposed Amendment and Waiver with respect to any other series of Notes promptly following (i) execution of a Supplemental Indenture applicable to such series, (ii) receipt of valid and unrevoked consents from Consenting Holders representing, with respect to a particular series of Notes, a majority in aggregate principal amount of the outstanding Notes of such series affected by such Supplemental Indenture (with respect to the effectiveness of the Proposed Amendment and Waiver for any one series of Notes, also the “Requisite Consent”), and (iii) payment of the Consent Fee to the Consenting Holders of such series.

Notwithstanding the foregoing, KB Home reserves the right to withdraw the Consent Solicitation for any one or more series of Notes for any reason prior to the Effective Date.

If the Proposed Amendment and Waiver becomes effective for any series of Notes, it will be binding on all Holders of such series and their transferees, regardless of whether such Holders have consented to the Proposed Amendment and Waiver. Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to the Proposed Amendment.

The delivery of a Letter of Consent will not affect a Holder’s right to sell or transfer the Notes. If a Holder delivers a Letter of Consent and subsequently transfers its Notes, any payment pursuant to the Consent Solicitation with respect to such Notes will be made to such transferring Holder, unless the consent with respect to such Notes has been effectively revoked by such Holder. In addition, a transferee of Notes after the Record Date for which a consent has not been given may only consent by proxy given by the Record Date Holder.

Beneficial owners of the Notes who wish to provide a consent and whose Notes are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Notes, to execute promptly and deliver a Letter of Consent on behalf of the beneficial owner on or prior to the Consent Deadline.

Consent Fees

If the Proposed Amendment and Waiver become effective for any series of Notes, we will pay each Consenting Holder (directly or through an agent) for such series of Notes whose properly executed Letters of Consent are received by the Tabulation Agent on or prior to the Consent Deadline a Consent Fee, on or prior to the Effective Date applicable to such series of Notes, equal to $7.50 in cash for each $1,000 in principal amount of the respective Notes for which Consenting Holder consents.

No Consent Fee will be paid for any individual series of Notes if the Requisite Consents are not received for such series of Notes, if the Consent Solicitation is withdrawn for an individual series of Notes for any reason or if the Proposed Amendment and Waiver does not otherwise become effective for an individual series of Notes for any reason.

Record Date

The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is 5:00 p.m., New York City time, on October 24, 2006. This Consent Solicitation Statement and the accompanying Letter of Consent are being sent to all Holders. As of the date of this Consent Solicitation Statement, the only Holder of the Notes is Cede & Co. as nominee for DTC. For purposes of the Consent Solicitation, DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants. We reserve the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

Consent Deadline; Extensions; Amendment

The term “Consent Deadline” with respect to each series of Notes means 5:00 p.m., New York City time, on November 7, 2006, unless we, in our sole discretion, extend the period during which the Consent Solicitation with respect to any series of Notes is open, in which case the term “Consent Deadline” means the latest time and date to which the Consent Solicitation is extended with respect to such series of Notes. In order to extend the Consent Deadline, we will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof, each prior to 5:00 p.m., New York City time, on the next business day after the previously scheduled Consent Deadline. We may waive any conditions with respect to, or extend, amend, modify or withdraw the Consent Solicitation for any series of Notes; provided, however, if the Consent Solicitation is amended or modified in a manner determined by us to constitute a material adverse change to the Holders of any series of Notes, we will promptly disclose such amendment or modification in a manner we deem appropriate and may, if appropriate, extend the Consent Solicitation and the Revocation Date (as defined below) for such series of Notes for a period deemed by us to be adequate to permit the Holders of such Notes to deliver and/or revoke their consents. Failure by any Holder or beneficial owner of Notes to be so notified will not affect the extension of the Consent Solicitation.

Procedures for Consenting

All Letters of Consent that are properly executed and received by the Tabulation Agent on or prior to the Consent Deadline and not timely revoked will be given effect in accordance with the specifications therein.

Holders who desire to act with respect to the Proposed Amendment and Waiver should so indicate by signing and dating the accompanying Letter of Consent included herewith and delivering it to the Tabulation Agent at the address set forth in the Letter of Consent, in accordance with the instructions contained herein and therein. Signatures must be guaranteed in accordance with paragraph 6 of the instructions in the Letter of Consent.

The Letter of Consent must be executed by a Holder in exactly the same manner as the name of the Holder appears in the records of the Registrar for the Notes. An authorized Participant must execute the Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person’s authority so to act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must have been properly authorized by proxy or in some other manner acceptable to us to execute the Letter of Consent. Any beneficial owner of the Notes who is not a Holder of record of such Notes or an authorized Participant must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver a Letter of Consent on behalf of such beneficial owner.

If a consent relates to fewer than all the Notes held as of the Record Date by the Holder providing such consent, such Holder must indicate on the Letter of Consent the series and aggregate dollar amount (in integral multiples of $1,000) of such Notes to which the consent relates. Otherwise, the consent will be deemed to relate to all such Notes.

A Holder must complete, sign and date the Letter of Consent (or photocopy thereof) for such Holder’s Notes and deliver such Letter of Consent to the Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of the Tabulation Agent set forth on the back cover page hereof. Delivery of Letters of Consent should be made sufficiently in advance of the Consent Deadline to assure that the Letter of

Consent is received prior to the Consent Deadline. Under no circumstances should any person tender or deliver Notes to us, the Tabulation Agent, the Solicitation Agents, the Trustee or any other party at any time.

We reserve the right (but are not obligated) to accept Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by us, and our good faith determinations will be final and binding. We reserve the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could be unlawful. We also reserve the right to waive any irregularities in connection with deliveries, which we may require to be cured within such time as we determine. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. None of us, the Trustee, the Tabulation Agent, the Solicitation Agents or any other person shall have any duty to give notification of any of the foregoing, nor shall any of them incur any liability for failure to give such notification. Our good faith interpretation of the terms and conditions of the Consent Solicitation (including this Consent Solicitation Statement and the accompanying Letter of Consent and the instructions hereto and thereto) will be final and binding on all parties.

Revocation of Consents

All properly completed and executed Letters of Consent received prior to the Consent Deadline will be counted, notwithstanding any transfer of any Notes to which such Letter of Consent relates, unless the Tabulation Agent receives from a Holder (or a subsequent holder that has received a proxy from the relevant Holder) a written notice of revocation bearing a date later than the date of the prior Letter of Consent at any time prior to the earlier of the receipt of Requisite Consents for a particular series of Notes to which such Letter of Consent relates and 5:00 p.m., New York City time, on November 7, 2006 (such earlier date, the “Revocation Date”). A notice of revocation shall only be effective if it complies with the procedures for revocation set forth in the Letter of Consent; provided, however, any notice of revocation received after the Revocation Date will not be given effect. A consent to the Proposed Amendment and Waiver by a Holder will bind the Holder and every subsequent holder of such Notes or portion of such Notes, even if notation of the consent is not made on such Notes.

A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the consent to the Proposed Amendment and Waiver. To be effective, a notice of revocation must be in writing, must contain the name of the Holder and the aggregate principal amount of the Notes to which it relates and must be (i) signed in the same manner as the original Letter of Consent or (ii) accompanied by a duly executed proxy or other authorization (in form satisfactory to us). All revocations of consents must be sent to the Tabulation Agent at its address set forth in the Letter of Consent.

Solicitation Agents and Information and Tabulation Agent

We have retained Banc of America Securities LLC and Citigroup Global Markets Inc. to act as joint solicitation agents with respect to the Consent Solicitation (the “Solicitation Agents”). For the services of the Solicitation Agents, we have agreed to pay reasonable and customary fees and to reimburse each Solicitation Agent for its reasonable out-of-pocket expenses in connection with such services. The Solicitation Agents and certain of their affiliates have provided and may in the future provide financial advisory, investment banking and commercial banking services in the ordinary course of business to us and certain of our affiliates, for which they receive customary fees and expense reimbursement.

We have retained Global Bondholder Services Corporation to act as Information Agent and Tabulation Agent with respect to the Consent Solicitation (the “Tabulation Agent”). For the services of the Tabulation Agent, we have agreed to pay reasonable and customary fees and to reimburse the Tabulation Agent for its reasonable out-of-pocket expenses in connection with such services.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the accompanying Letter of Consent and other related documents should be directed to the Tabulation Agent at its address and telephone number set forth on the back cover page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. The executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Tabulation Agent at the address set forth in the Letter of Consent, and not to KB Home, the Solicitation Agents or the Trustee.

Fees and Expenses

We will bear the costs of the Consent Solicitation. We will reimburse the Trustee for the reasonable and customary expenses that the Trustee incurs in connection with the Consent Solicitation. We will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the Notes.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain material U.S. federal income tax consequences of the Consent Solicitation, the Proposed Amendment and Waiver and the receipt of the Consent Fee. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations and judicial and administrative rulings as in effect and existing on the date hereof, all of which are subject to change or differing interpretations, possibly with retroactive effect. KB Home has not sought any rulings from the Internal Revenue Service (the “IRS”) with respect to the statements made and positions taken in this summary. Therefore, there is no assurance that the IRS would not assert a position contrary to the positions stated below, or that a court would not agree with any such assertion. Furthermore, no opinion of counsel has been or is expected to be rendered with respect to the tax consequences of the Consent Solicitation, the Proposed Amendment and Waiver and/or the receipt of the Consent Fee.

This summary does not discuss any non-income tax consequences or any state, local or foreign tax consequences. It applies only to Notes that are held as capital assets (within the meaning of Section 1221 of the Code). This summary does not describe all of the tax consequences that may be relevant to Holders in light of their particular circumstances or to Holders subject to special rules, such as:

•	certain financial institutions;

•	insurance companies;

•	brokers or dealers in securities or foreign currencies;

•	persons holding Notes as part of a straddle, conversion transaction, hedge or other integrated transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	partnerships or other pass-through entities for U.S. federal income tax purposes;

•	persons subject to the alternative minimum tax;

•	tax-exempt entities;

•	real estate investment trusts;

•	controlled foreign corporations; and

•	certain U.S. expatriates.

This summary is for general information purposes only, and is not intended to be, and should not be construed to be, legal or tax advice to any particular Holder. Holders are urged to consult their own tax advisors with regard to the Consent Solicitation and the application of the U.S. federal income tax laws, as well as the application of non-income tax laws and the laws of any state, local or foreign taxing jurisdiction, to their particular situations.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH HOLDER OF A NOTE IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS CONSENT SOLICITATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY A HOLDER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE UNITED STATES INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE CONSENT SOLICITATION BY THE COMPANY; AND (C) A HOLDER OF A NOTE SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Tax Consequences to Consenting U.S. Holders

As used herein, the term “U.S. Holder” means a beneficial owner of a Note for U.S. federal income tax purposes that is:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (a) is subject to primary supervision by a court within the United States and with respect to which one or more U.S. persons have the authority to control all substantial decisions, or (b) has made a valid election under applicable Treasury regulations to be treated as a U.S. person.

Special rules, not discussed in this summary, may apply to persons holding Notes through entities treated as partnerships for U.S. federal income tax purposes. Such persons should consult their own tax advisors with respect to these rules.

Debt Modification Rules

Generally, the modification of a debt instrument will be treated as a “deemed exchange” of an “old” debt instrument for a “new” debt instrument for U.S. federal income tax purposes if such modification is “significant” within the meaning of the Treasury regulations promulgated under Section 1001 of the Code (the “Reissuance Regulations”). Such a deemed exchange would be a taxable event unless a non-recognition provision of the Code were to apply. Under the Reissuance Regulations, the modification of a debt instrument is “significant” if, based on all the facts and circumstances and taking into account all modifications of the debt instrument collectively, the legal rights or obligations that are altered and the degree to which they are altered are “economically significant.” The Reissuance Regulations provide that a modification of a debt instrument that adds, deletes or alters customary accounting or financial covenants is not a significant modification. The Reissuance Regulations do not, however, define “customary accounting or financial covenants.” The Reissuance Regulations also provide that a change in the yield of certain debt instruments generally constitutes a significant modification if the yield of the modified debt instrument (taking into account any payments made as consideration for the modification) varies from the yield of the unmodified debt instrument by more than the greater of 25 basis points or 5 percent of the annual yield on the unmodified debt instrument.

The law is unclear regarding the application of the Reissuance Regulations to the adoption of the Proposed Amendment and Waiver and the payment of the Consent Fees. KB Home intends to take the position that the adoption of the Proposed Amendment and Waiver will not constitute a significant modification under the Reissuance Regulations and, although the payment of the Consent Fees will change the yields of the Notes, these changes will be smaller than those which would be treated as significant modifications under the Reissuance Regulations. Under that approach, the adoption of the Proposed Amendment and Waiver and the payment of the Consent Fees would not cause a deemed exchange of a U.S. Holder’s Notes (“Old Notes”) for new Notes (“New Notes”) for U.S. federal income tax purposes, and a U.S. Holder would not recognize gain or loss as a result of a deemed exchange (although the Consent Fees would be included in income, as discussed below).

Even if the adoption of the Proposed Amendment and Waiver and the payment of the Consent Fee is found to result in a deemed exchange with respect to Notes, KB Home intends to take the position that, although not free from doubt, the deemed exchange constitutes a recapitalization for U.S. federal income tax purposes for all series of Notes. If there were a deemed exchange treated as a recapitalization, generally no gain or loss would be recognized by a U.S. Holder (although the Consent Fees would be included in income, as discussed below). In that case, a U.S. Holder would have an initial tax basis in the New Notes received in the deemed exchange equal to the Holder’s tax basis in the Old Notes deemed exchanged therefor (immediately prior to the deemed exchange), increased by any gain recognized in the exchange, and the Holder’s holding period for the New Notes would include the period during which the Holder held the Old Notes deemed surrendered in the deemed exchange. Subject to a de minimis exception, if the “issue price” of a New Note at the time of the deemed exchange were less than its “stated redemption price at maturity,” the New Note would have original issue discount for U.S. federal income tax purposes, which would be included in a U.S. Holder’s gross income on a constant yield basis in advance of the receipt of cash attributable to the discount (and could result in a U.S. Holder recognizing a capital loss upon the disposition or maturity of the Notes). For this purpose, the “issue price” of the New Notes would be the fair market value of the New Notes (or, possibly, the Old Notes) on the date of the deemed exchange, unless the New Notes (and the Old Notes) were determined not to be “publicly traded” within the meaning of the applicable Treasury regulations. Although the issue is not free from doubt, KB

Home believes that the Notes are publicly traded within the meaning of those regulations. The “stated redemption price at maturity” of the New Notes would be the total of all payments on the New Notes that are not payments of “qualified stated interest” (generally, stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate during the entire term of the note that appropriately takes into account the length of intervals between payments).

A deemed exchange will generally qualify as a recapitalization if both the Old Notes and the New Notes constitute “securities” for U.S. federal income tax purposes. The term “security” is not defined in the Code or in the Treasury regulations promulgated thereunder and has not been clearly defined by judicial decisions. Although there are a number of factors that may impact the determination of whether a debt instrument is a “security,” in general, instruments with an original term of more than ten years are likely to be treated as “securities,” and instruments with an original term of five years or less are unlikely to be treated as “securities.” In that regard, note that the original term of each series of Notes was more than ten years other than the 6 3/8% Notes, which had an original term of approximately seven years. Due to the inherently factual nature of the determination, U.S. Holders are urged to consult their own tax advisors regarding the classification of the Notes as “securities” for U.S. federal income tax purposes and the application of the recapitalization rules. If any such deemed exchange were not to qualify as a tax-free recapitalization with respect to any series of Notes, the tax consequences of the adoption of the Proposed Amendment and the payment of the Consent Fee could materially differ from those described herein.

Consent Fee

The law is unclear with respect to the U.S. federal income tax treatment of the Consent Fee. KB Home intends to treat the Consent Fee as a fee paid to a U.S. Holder as separate consideration for consenting to the Proposed Amendment and Waiver. Under that approach, a U.S. Holder would recognize ordinary income in the amount of the Consent Fee received without any reduction by any portion of the U.S. Holder’s tax basis in the Notes.

U.S. Holders should consult their own tax advisors regarding the U.S. federal income tax consequences of the receipt of the Consent Fee in their particular circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with the payment of the Consent Fee and any deemed interest payments with respect to a deemed exchange of Old Notes for New Notes. A U.S. Holder will be subject to U.S. backup withholding on such payments if the U.S. Holder fails to provide its taxpayer identification number to the paying agent and comply with certain certification procedures or otherwise establish an exemption from backup withholding. The amount of any backup withholding deducted from a payment to a U.S. Holder will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS.

Tax Consequences to Consenting Non-U.S. Holders

As used herein, the term “Non-U.S. Holder” means a beneficial owner of a Note for U.S. federal income tax purposes that is not a U.S. Holder or an entity treated as a partnership for U.S. federal income tax purposes. This summary is not addressed to Non-U.S. Holders who own, actually or constructively, 10% or more of the total combined voting power of all classes of stock of KB Home entitled to vote, who are controlled foreign corporations related to KB Home through stock ownership, or who, on the date of acquisition of the Notes, owned Notes with a fair market value of more than 5% of the fair market value of the common stock of KB Home. Additionally, this summary does not describe the U.S. federal income tax consequences to Non-U.S. Holders who are engaged in a trade or business in the United States with which the Notes are effectively connected, or who are individuals present in the United States for 183 days or more in the taxable year of disposition. Such Non-U.S. Holders will generally be subject to special rules and should consult their own tax advisors regarding the U.S. federal income tax consequences applicable to their particular situation.

The law is unclear with respect to the tax treatment of the Consent Fee. Although it is not entirely clear that withholding of U.S. federal income tax is applicable to the payment of the Consent Fee to a Non-U.S. Holder, KB Home intends to withhold such tax from any Consent Fee paid to a Non-U.S. Holder at a 30% rate unless an exemption or reduction as a result of a treaty is properly established. A Non-U.S. Holder may be able to claim an exemption or establish that a reduced rate of withholding applies by delivering to the applicable withholding agent a properly executed (a) IRS Form W-8BEN (or a permissible substitute) claiming an exemption from or reduction in withholding under the benefit of an applicable income tax treaty or

(b) IRS Form W-8ECI stating that any Consent Fees are not subject to withholding tax because they are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with the payment of the Consent Fees and any deemed interest payments with respect to any deemed exchange of Old Notes for New Notes. Unless the Non-U.S. Holder complies with certification procedures to establish that it is not a U.S. person, the Non-U.S. Holder may be subject to U.S. backup withholding on any Consent Fee payments or deemed interest payments with respect to the Notes. The certification procedures required to claim the exemption from withholding tax described above will satisfy the certification requirements necessary to avoid backup withholding as well. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS.

Tax Considerations for Non-Consenting Holders

As discussed above, KB Home intends to take the position that the adoption of the Proposed Amendment and Waiver will not constitute a significant modification under the Reissuance Regulations. Under that approach, the Consent Solicitation will generally have no U.S. federal income tax consequences to a non-consenting Holder.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers such as KB Home that file electronically with the SEC, at http://www.sec.gov. Our common stock is listed on the New York Stock Exchange. Our reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

We incorporate by reference the information contained in the documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Consent Solicitation Statement, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of this Consent Solicitation Statement and until the Effective Date, other than portions of these documents that are either (a) described in paragraphs (i), (k) and (l) of Item 402 of Regulation S-K promulgated by the SEC or (b) furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K and we also do not incorporate by reference into this Consent Solicitation Statement any information appearing under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Outlook” in our Annual Reports on Form 10-K or our Quarterly Reports on Form 10-Q.

We are incorporating by reference herein:

(1) Our Annual Report on Form 10-K for the year ended November 30, 2005;

(2) Our Quarterly Reports on Form 10-Q for the quarters ended February 28, 2006 and May 31, 2006;

(3) The Form 12b-25 filed by us on October 10, 2006; and

(4) Our Current Reports on Form 8-K filed March 1, 2006, April 3, 2006, April 17, 2006, May 3, 2006, August 25, 2006, October 19, 2006 and October 23, 2006.

Any information contained in this Consent Solicitation Statement or in any document incorporated or deemed to be incorporated by reference in this Consent Solicitation Statement will be deemed to have been modified or superseded to the extent that a statement contained in this Consent Solicitation Statement, in any other document we subsequently file with the SEC that also is incorporated or deemed to be incorporated by reference in this Consent Solicitation Statement modifies or supersedes the original statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to be a part of this Consent Solicitation Statement.

We encourage you to read our periodic and current reports. We think these reports provide additional information about our company which you will find important. You may request a copy of these filings as well as any future filings incorporated by reference, at no cost, by writing to us at our principal executive offices at the following address: KB Home, 10990 Wilshire Boulevard, Los Angeles, CA 90024, Attention: Investor Relations. You may also telephone us at (310) 231-4000.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

Certain statements contained in, or incorporated by reference into, this document, as well as some statements by us in periodic press releases and some oral statements by us to securities analysts and stockholders during presentations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements which are predictive in nature, which depend upon or refer to future events or conditions, or which include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “hopes,” and similar expressions constitute forward-looking statements. In addition, any statements concerning future financial or operating performance (including future revenues, unit deliveries, selling prices, expenses, expense ratios, margins, earnings or earnings per share, or growth or growth rates), future market conditions, future interest rates, and other economic conditions, ongoing business strategies or prospects, future dividends and changes in dividend levels, the value of backlog (including amounts that we expect to realize upon delivery of units included in backlog and the timing of those deliveries), potential de novo entry into new markets and the impact of such entry, potential future acquisitions and the impact of completed acquisitions, future share repurchases and possible future actions, which may be provided by us, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about our operations, economic and market factors and the homebuilding industry, among other things. These statements are not guarantees of future performance, and we have no specific policy or intention to update these statements.

Actual events and results may differ materially from those expressed or forecasted in the forward-looking statements made by us due to a number of factors. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changes in general economic conditions, material prices and availability, labor costs and availability, interest rates and our debt levels, the secondary market for loans, consumer confidence, competition, currency exchange rates (insofar as they affect our operations in France), environmental factors and significant natural disasters, government regulations affecting our operations, the availability and cost of land in desirable areas, violations of our policies, the results of the ongoing internal review into stock option grants being conducted by the Sub-Committee, as well as an informal inquiry by the SEC and pending shareholder derivative suits regarding stock option grants, other legal or regulatory proceedings or claims, and conditions in the capital, credit and homebuilding markets and other events outside of our control. See our Annual Report on Form 10-K for the year ended November 30, 2005 (the “Form 10-K”) and our other public filings with the SEC for a further discussion of risks and uncertainties applicable to our business.

In addition to the foregoing risks and uncertainties and those we have discussed in our Form 10-K and in our other previous filings, news releases, written communications and oral statements, our performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements made by us due to the risks and uncertainties described above regarding the potential consequences of the delayed filing of our Third Quarter 10-Q or unavailability of our third quarter financial statements on (i) the Indentures and the indentures governing our senior subordinated notes, (ii) our credit agreements and (iii) our ability to use registration statements for the public offering of securities and/or obtain additional borrowings under our revolving credit facility.

MISCELLANEOUS

This Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, KB Home may in its discretion take any action that it deems necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Consent Solicitation to be made by a licensed broker or dealer, the Consent

Solicitation will be deemed to be made on behalf of KB Home by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Tabulation Agent at its address and telephone number below. Letters of Consent must be delivered to the Tabulation Agent on or before the Consent Deadline.

The Information and Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800

By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail, Overnight Courier or Hand Delivery:
65 Broadway — Suite 723
New York, New York 10006

The Joint Solicitation Agents for the Consent Solicitation are:

Banc of America Securities LLC	Citigroup Global Markets Inc.
214 N. Tyron Street, 17th Floor	390 Greenwich Street, 4th Floor
Charlotte, North Carolina 28255, USA	New York, New York 10013, USA
Attn: High Yield Special Products	Attn: Liability Management Group

Telephone (U.S. Toll Free): (888) 292-0070	Telephone (U.S. Toll Free): (800) 558-3745
(Collect): (704) 388-4813

$1.65 Billion
Outstanding Senior Notes

KB HOME

LETTER OF CONSENT

Relating to the Amendment of the Indenture and Waiver with Respect to the Senior Notes:

To: Global Bondholder Services Corporation (as Tabulation Agent)

Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800

By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail, Overnight Courier or Hand Delivery:
65 Broadway — Suite 723
New York, New York 10006

The Consent Solicitation is made by KB Home, a Delaware corporation (“KB Home”), only to Holders (as defined below) as of the Record Date (as defined below) of each of the (i) 5 3/4% Senior Notes due 2014 (CUSIP No. 48666KAH2) (the “5 3/4% Notes”), (ii) 6 3/8% Senior Notes due 2011 (CUSIP No. 48666KAK5) (the “6 3/8% Notes”), (iii) 5 7/8% Senior Notes due 2015 (CUSIP No. 48666KAL3) (the “5 7/8% Notes”), (iv) 6 1/4% Senior Notes due 2015 (CUSIP No. 48666KAM1) (the “6 1/4% Notes”), and (v) 7 1/4% Senior Notes due 2018 (CUSIP No. 48666KAN9) (the “7 1/4% Notes” and together with the 5 3/4% Notes, the 6 3/8% Notes, the 5 7/8% Notes, and the 6 1/4% Notes, the “Notes”), as more fully described in the accompanying Consent Solicitation Statement dated October 25, 2006 (as may be amended or supplemented, the “Consent Solicitation Statement”) of KB Home. Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement or in the Indenture.

KB Home has established, pursuant to the Indenture dated as of January 28, 2004 (the “Original Indenture”), among KB Home, as issuer, the guarantors party thereto, and SunTrust Bank, as trustee (in such capacity, the “Trustee”), (i) by the First Supplemental Indenture thereto, dated as of January 28, 2004 (the “First Supplemental Indenture”), the form and terms of the 5 3/4% Notes, (ii) by the Second Supplemental Indenture thereto, dated as of June 30, 2004 (the “Second Supplemental Indenture”), the form and terms of the 6 3/8% Notes, (iii) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of December 15, 2004, the form and terms of the 5 7/8% Notes, (iv) by Officers’ Certificates and Guarantors’ Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of the 6 1/4% Notes, and (v) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of April 3, 2006, the form and terms of the 7 1/4% Notes. The Original Indenture, as amended and supplemented, is referred to herein as the “Indenture.”

The term “Record Date” as used herein means 5:00 p.m., New York City time, on October 24, 2006, and the term “Holder” means each person shown on the records of the securities registrar for the Notes as a registered holder on the Record Date.

Holders of the Notes who wish to consent to the Proposed Amendment and Waiver in accordance with the terms of the Consent Solicitation Statement must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Tabulation Agent (not to KB

Home, the Solicitation Agents or the Trustee) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. However, KB Home reserves the right (but is not obligated) to accept any consent received by it or the Trustee.

Under no circumstances should any person tender or deliver Notes to KB Home, the Tabulation Agent, the Solicitation Agents, the Trustee or any other party at any time in connection with the Consent Solicitation or this Letter of Consent.

Only Holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Amendment and Waiver. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. As of the date of the Consent Solicitation Statement, the only Holder of the Notes is Cede & Co., nominee for The Depository Trust Company (“DTC”). For purposes of the Consent Solicitation, DTC has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Only Holders of a series of Notes whose properly executed Letters of Consent with respect to such Holders’ Notes are received by the Tabulation Agent on or prior to the Consent Deadline, and who do not effectively revoke their consent, will be entitled to receive the applicable Consent Fee in the event the Proposed Amendment and Waiver becomes effective with respect to such series of Notes. Subject to the terms and conditions of this Consent Solicitation Statement and the related Letter of Consent, KB Home will pay the applicable Consent Fee to the Consenting Holders on or prior to the Effective Date applicable to such series of Notes.

CONSENT TO PROPOSED AMENDMENT AND WAIVER

By execution hereof, the undersigned acknowledges its receipt and understanding of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by KB Home to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendment and Waiver.

The undersigned acknowledges that the undersigned must comply with the provisions of the Consent Solicitation Statement, this Letter of Consent and complete the information required herein to consent validly to the Proposed Amendment and Waiver.

By execution hereof, the undersigned acknowledges that KB Home has not filed or may fail to file with the Securities and Exchange Commission (the “SEC”), and has not furnished to the Trustee certain of the reports described by the Indenture and called for by the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Subject to the conditions of the Consent Solicitation Statement, the undersigned hereby consents to the execution of a Supplemental Indenture to the Indenture to suspend, through and including February 23, 2007, the occurrence of any default or Event of Default (as such term is defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of KB Home’s Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home.

Subject to the conditions of the Consent Solicitation Statement, the undersigned hereby consents to the waiver of all defaults caused by (i) the matters described in Part III of KB Home’s Form 12b-25 filed with the SEC on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home, in each case arising prior to the Effective Date (the “Waived Defaults”) and agrees that the Waived Defaults with respect to the Notes will cease to exist, and any event of default under the Indenture arising therefrom shall be deemed to have been cured, for every purpose of the Indenture.

The undersigned acknowledges that the Proposed Amendment and Waiver shall become effective for each series of the Notes (an “Effective Date”) promptly following (i) execution of one or more supplemental indentures (a “Supplemental Indenture”) to the Indenture, as determined by KB Home in its sole discretion, (ii) receipt of valid and unrevoked consents from Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected by such Supplemental Indenture (the “Requisite Consents”), and (iii) payment of the applicable Consent Fee. Also, at the option of KB Home, the Proposed Amendment and Waiver may become effective (also an “Effective Date”) with respect to any one series of

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Notes without regard to the effectiveness of the Proposed Amendment and Waiver with respect to any other series of Notes promptly following (i) execution of a Supplemental Indenture applicable to such series, (ii) receipt of valid and unrevoked consents from Consenting Holders representing, with respect to a particular series of Notes, a majority in aggregate principal amount of the outstanding Notes of such series affected by such Supplemental Indenture (with respect to the effectiveness of the Proposed Amendment and Waiver for any one series of Notes, also the “Requisite Consent”), and (iii) payment of the Consent Fee to the Consenting Holders of such series.

Notwithstanding the foregoing, KB Home reserves the right to withdraw the Consent Solicitation for any one or more series of Notes for any reason prior to the Effective Date.

Execution and delivery of this Letter of Consent by the Holder(s) of a majority of the aggregate principal amount of a particular series of Notes shall constitute notice to the Trustee of approval to enter into a Supplemental Indenture for the purpose of causing the Proposed Amendments and Waiver to be effective with respect to such series of Notes. Accordingly, in accordance with the Consent Solicitation Statement, and Section 902 of the Indenture, if the Proposed Amendment and Waiver becomes effective, with respect to such series of Notes, the result shall be to suspend through and including February 23, 2007 the occurrence of any default or Event of Default (as such term is defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of KB Home’s Form 12b-25 filed with the SEC on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home, and a waiver of all defaults caused by the matters described in (i) through (iii) above prior to the Effective Date of the Proposed Amendment.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation — Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and KB Home upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes of each series held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes of each series so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to KB Home and the applicable Trustee(s) as evidence of the undersigned’s actions with respect to the Proposed Amendment and Waiver.

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DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN
	Serial		Aggregate Principal
Name and Address of Holder	Number(s)*	CUSIP Number	Amount of each Series of Notes**	Principal Amount With Respect to Which Consents are Given**

Total Principal Amount Consenting of Each Series of Notes: $
* Need not be completed by Holders whose Notes are held of record by depositaries including DTC.
** Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the undersigned will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in multiples of $1,000.

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CONSENT

IMPORTANT — READ CAREFULLY

A Holder must execute this Letter of Consent exactly as its name appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing this Letter of Consent and must submit proper evidence satisfactory to KB Home of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to KB Home to execute and deliver this Letter of Consent on behalf of the Holder.

Signature(s) of Holder(s)

Signature(s): _ _

Name(s): _ _
(Please Print)

Date: _ _

Capacity (full title): _ _

Address (Include Zip Code):. _ _

Area Code and Telephone No.: _ _

Wire Transfer Instructions:* _ _

Tax Identification or Social Security No.: _ _

GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature: _ _

Name and Title: _ _
(Please Print)

Dated: _ _

Name of Firm: _ _

*	To be provided if payment is to be made by wire transfer

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PROXY WITH RESPECT TO THE CONSENT

The undersigned hereby irrevocably appoints          , as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver this Letter of Consent on which this Proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE PROPOSED AMENDMENT BECOMES EFFECTIVE OR (ii) THE CONSENT DEADLINE.

The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Series of Notes	Aggregate Principal Amount of Note(s)	Serial Number(s)

IMPORTANT — READ CAREFULLY

This proxy must be signed by the Holder exactly as its name appears on the Notes. If the Notes are held of record by two more joint Holders, all such Holders must sign this proxy. If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the signatory’s full name below.

PLEASE SIGN BELOW
(See Instructions 1 and 5 below)

Signature:

Signature:

Dated: _ _, 2006

Name(s):
(Please Print)

Capacity (full title):

Address (Including Zip Code):

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6 below)

Signature(s) Guaranteed by an Eligible Institution:	(Authorized Signature)

(Name and Title)

Dated: _ _	(Name of Firm)

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INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent.  Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Deadline. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Tabulation Agent. However, KB Home reserves the right (but is not obligated) to accept any consent received by it or the Trustee.

Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2. Consent Deadline.  The Consent Solicitation expires at 5:00 p.m., New York City time, on November 7, 2006, unless KB Home, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Deadline” shall mean the latest date and time as so extended. In order to extend the Consent Deadline, KB Home will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 5:00 p.m., New York City time, on the next business day after the previously scheduled Consent Deadline. KB Home may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by KB Home, whose good faith determinations will be conclusive and binding. KB Home reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could be unlawful. KB Home also reserves the right to waive any irregularities in connection with deliveries, or KB Home may require that such irregularities be cured within such time as KB Home determines. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. None of KB Home, the Tabulation Agent, the Solicitation Agents, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. KB Home’s good faith interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.

4. Holders Entitled to Consent.  Only a Holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent.  If this Letter of Consent is signed by the Holder(s) of the Notes with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If any of the Notes with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Notes with respect to

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which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by KB Home, submit evidence satisfactory to KB Home of their authority to so act along with this Letter of Consent.

6. Signature Guarantees.  All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Letter of Consent, see Instruction 5.

7. Revocation of Consent.  Any Holder (or Duly Designated Proxy) of Notes as to which a consent has been given may revoke such consent as to such Notes or any series or portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation bearing a date later than the date of the prior Letter of Consent to the Tabulation Agent at any time prior to the Revocation Date. Any notice of revocation received after the Revocation Date will not be given effect. The transfer of the Notes after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Notes or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Notes to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder, the Notes to which it relates, and the aggregate principal amount of the Notes to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to KB Home). Revocation of consents must be sent to the Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by KB Home, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendment. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by KB Home as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Deadline.

Prior to the Consent Deadline, KB Home intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents. KB Home reserves the right to contest the validity of any such revocations.

8. Backup Withholding.  In general, information reporting requirements will apply to the payment of the Consent Fee. Federal income tax law also imposes “backup withholding” unless a consenting U.S. holder has provided such Holder’s correct taxpayer identification number (“TIN”) which, in the case of a Holder who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding.

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Completion of the Substitute Form W-9 provided in this Letter of Consent should be used for this purpose. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

If the consenting U.S. holder has not provided the correct TIN and certain other information or an adequate basis for exemption, the Holder may be subject to a penalty imposed by the IRS and the Consent Fee paid to the Holder will be subject to a backup withholding tax of 28%. Backup withholding is not an additional tax. If any such withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is provided to the IRS.

The “Applied For” box in Part I of the Substitute Form W-9 may be checked if the consenting U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the “Applied For” box in Part I is so checked and the Tabulation Agent is not provided with a TIN by the time of payment, the Tabulation Agent will withhold 28% on all such payments received pursuant to the Consent Solicitation until a TIN is provided to the Tabulation Agent. A consenting U.S. holder who checks the “Applied For” box in Part I in lieu of furnishing his or her TIN should furnish the Tabulation Agent with such Holder’s TIN as soon as it is received.

In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should check the “Exempt from backup withholding” box on the Substitute Form W-9 provided in this Letter of Consent and submit the appropriate Internal Revenue Service Form W-8 (which are available from the Tabulation Agent) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status. KB Home intends to withhold at a rate of 30% on any Consent Fee paid to a non-U.S. Holder unless such Holder provides either (i) an IRS Form W-8BEN certifying that such non-U.S. holder is eligible for a reduction in the rate of withholding with respect to “Other Income” under the provisions of an applicable federal income tax treaty or (ii) IRS Form W-8ECI certifying that income from such payment is effectively connected with such Holder’s United States trade or business. If such withholding results in an overpayment of federal income taxes, a refund or credit may be obtained from the IRS.

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PAYER’S NAME: Global Bondholder Services Corporation (as Tabulation Agent)
SUBSTITUTE Form W-9	PAYEE INFORMATION (please print or type)
Department of the Treasury	Individual or
Internal Revenue Service	business name:

Request for	Check	☐ Individual/Sole Proprietor	☐ Corporation
Taxpayer Identification Number	appropriate box:	☐ Partnership	☐ Other
and Certification		☐ Exempt from backup withholding

Address (number, street, and apt. or
suite no.):

City, State and
ZIP code:

Part I: Taxpayer Identification Number (“TIN”)

Enter your TIN to the right. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your TIN is your employer identification number.
Social security number: or Employer identification number: ☐ Applied For
Part II:  Certification
Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. person (including a U.S. resident alien).
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

_ _ _ _, 2006
Signature Date

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NOTE:	Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Amendment.  KB Home reserves the absolute right, subject to applicable law, to amend or modify the terms of the Consent Solicitation.

10. Questions and Requests for Assistance and Additional Copies.  Questions regarding the Consent Solicitation, requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent as follows:

Global Bondholder Services Corporation
65 Broadway – Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800

By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail, Overnight Courier or Hand Delivery:
65 Broadway – Suite 723
New York, New York 10006

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